UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2007
ARCHSTONE-SMITH OPERATING TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-10272 (Commission File Number)	90-0042860 (I.R.S. Employer Identification Number)

9200 E. Panorama Circle, Suite 400, Englewood, CO (Address of principal executive offices)	80112 (Zip Code)
Registrant’s telephone number, including area code:
(303) 708-5959
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 29, 2007, Archstone-Smith Trust (“Archstone-Smith”), the sole trustee of Archstone-Smith Operating Trust, issued a press release announcing that it had executed a definitive merger agreement pursuant to which a partnership sponsored by Tishman Speyer and Lehman Brothers (including its Private Equity Group) will acquire Archstone-Smith. A copy of Archstone-Smith’s press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Exhibits
The exhibits required by this item are set forth on the Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHSTONE-SMITH OPERATING TRUST
Date: May 29, 2007	By:	/s/ Thomas S. Reif
Thomas S. Reif
Group Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated May 29, 2007 issued by Archstone-Smith Trust.